Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

STKd 100% MSTR & 100% COIN ETF (APED) STKd 100% SMCI & 100% NVDA ETF (SPCY) STKd 100% UBER & 100% TSLA ETF (ZIPP) (each a “Fund,” collectively the “Funds”) Each listed on The Nasdaq Stock Market, LLC

Supplement dated December 17, 2025 to

the Summary Prospectuses, Prospectus, and

Statement of Additional Information (“SAI”),

each dated February 24, 2025,

as previously supplemented

Tidal Investments LLC (“Tidal”), each Fund’s investment adviser, and Quantify Chaos Advisors, LLC d/b/a Quantify Funds (“Quantify”), each Fund’s investment sub-adviser, informed the Board of Trustees (the “Board”) of Tidal Trust II of its view that the Funds’ closure and liquidation would be in the best interests of each Fund and its shareholders. The Board determined, after considering the recommendation of Tidal and Quantify, that it is in the best interests of each Fund and its shareholders to liquidate and terminate each Fund as described below.

In preparation for the liquidation, shares of each Fund will cease trading on The Nasdaq Stock Market, LLC (“Nasdaq”) and will be closed to purchase by investors as of the close of regular trading on Nasdaq on December 22, 2025 (the “Closing Date”). The Funds will not accept purchase orders after the Closing Date.

Shareholders may sell their holdings in a Fund prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from December 22, 2025 through December 29, 2025 (the “Liquidation Date”), shareholders may be able to sell their shares only to certain broker-dealers and there is no assurance that there will be a market for a Fund’s shares during this time period. Between the Closing Date and the Liquidation Date, each Fund will be in the process of closing down and liquidating its portfolio. This process will result in each Fund increasing its cash holdings and, as a consequence, each Fund will no longer be pursuing its investment objective and principal investment strategies.

On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all shareholders of record who have not previously redeemed or sold their shares, subject to any required withholding. Liquidation proceeds paid to shareholders generally should be treated as received in exchange for shares and will therefore be treated as a taxable event giving rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders may include distributions of accrued capital gains and dividends. As calculated on the Liquidation Date, each Fund’s net asset value will reflect all transactional costs associated with its liquidation. Once the distributions are complete, each Fund will terminate.

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For more information, please contact the Funds at (844) 599-9888.

Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI.